UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

AMG Funds III

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

600 Steamboat Road, Suite 300

Greenwich, CT 06830

203-299-3500

www.amgfunds.com

AMG Managers Cadence Capital Appreciation Fund

AMG Managers Cadence Mid Cap Fund

AMG Managers Cadence Emerging Companies Fund

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

https://investor.amgfunds.com/investment/cadence_capital_appreciation_fund

https://investor.amgfunds.com/investment/cadence_mid_cap_fund

https://investor.amgfunds.com/investment/cadence_emerging_companies_fund

INFORMATION STATEMENT

This information statement is being provided to the shareholders of AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund, and AMG Managers Cadence Emerging Companies Fund (each a “Fund” and collectively the “Funds”), each a series of AMG Funds III, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (the “SEC”). This exemptive order permits the Trust’s investment manager to hire unaffiliated subadvisors or materially amend subadvisory agreements with unaffiliated subadvisors with the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Funds on or about September 30, 2016.

I. Cadence Capital Management LLC and the New Subadvisory Agreements

Cadence Capital Management LLC (“Cadence” or the “Subadvisor”) is wholly owned by Pacific

Asset Advisors LLC (“PAAL”), a wholly owned subsidiary of Pacific Life Insurance Company. Prior to June 30, 2016, Cadence was majority owned by its employees, and Continuum Capital LLC held a minority interest. On June 30, 2016, PAAL acquired 100% of the outstanding equity interests in Cadence (the “Transaction”). The Transaction did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies or the services previously provided to the Funds by Cadence, including each Fund’s preexisting investment management team, structure and operations.

At an in-person meeting held on June 22-23, 2016, the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)) of the Trust, was informed that the Transaction may be deemed a change of control of Cadence, thereby constituting an assignment of the Funds’ former subadvisory agreements between AMG Funds LLC (“AMGF” or the “Manager”) and Cadence dated August 8, 2014 (the “Former Subadvisory Agreements”), which would terminate each Former Subadvisory Agreement in accordance with its terms and the 1940 Act. To maintain continuity in the provision of the subadvisory services to the Funds following the Transaction, the Board, and separately a majority of the Independent Trustees, approved new subadvisory agreements between AMGF and Cadence with respect to the Funds, to take effect upon the closing of the Transaction (the “New Subadvisory Agreements”). The New Subadvisory Agreements took effect on June 30, 2016.

The terms of the New Subadvisory Agreements approved by the Board are not materially different from the terms of the Former Subadvisory Agreements. The Board, and separately a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreements on June 24-25, 2015.

Under the Fund Management Agreement between the Trust and the Manager with respect to each Fund, dated April 1, 1999, as thereafter amended (the “Management Agreement”), AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund, and AMG Managers Cadence Emerging Companies Fund pay the Manager a fee equal to 0.45%, 0.45%, and 1.25%, respectively, per annum of the average daily net assets of the applicable Fund. From this fee, under the terms and conditions of both the Former Subadvisory Agreements and the New Subadvisory Agreements, the Manager pays Cadence 0.35%, 0.35%, and 1.05%, for AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund, and AMG Managers Cadence Emerging Companies Fund, respectively, per annum of the average daily net assets in the Fund account during the quarter. The Manager paid Cadence $392,423 with respect to AMG Managers Cadence Capital Appreciation Fund, $496,559 with respect to AMG Managers Cadence Mid Cap Fund, and $415,100 with respect to AMG Managers Cadence Emerging Companies Fund, under each respective Former Subadvisory Agreement for the fiscal year ended May 31, 2016. There is no change in the management fee paid by each of the Funds as a result of the Transaction and the New Subadvisory Agreements. The fees paid to the Subadvisor under the New Subadvisory Agreements are not paid by the Funds but are paid by the Manager out of the management fees the Manager receives from each Fund.

Pursuant to the terms of each New Subadvisory Agreement, Cadence serves as the discretionary asset manager of the respective Fund, and manages the composition of the Fund’s assets, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information.

Additionally, Cadence or a proxy voting service authorized by Cadence is authorized to exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets of the Fund, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust.

Cadence is also authorized under the New Subadvisory Agreements to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and to select the markets on or in which the transactions will be executed. In doing so, Cadence’s primary responsibility is to seek to obtain best execution for the Funds.

The New Subadvisory Agreements require the Subadvisor to provide fair and equitable treatment to each Fund in the allocation of investment opportunities. The New Subadvisory Agreements will have an initial term ending two years after June 30, 2016, and then continue in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Trustees who are not parties to such agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the continuance. The New Subadvisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

The New Subadvisory Agreements may be terminated: (i) by the Manager at any time, without payment of a penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time, without payment of a penalty, by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than sixty (60) days’ written notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

The New Subadvisory Agreements provide that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which the New Subadvisory Agreements relate, except by reason of the Subadvisor’s willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the New Subadvisory Agreements.

The New Subadvisory Agreements are attached as Exhibit A.

II. The Trust and its Management Agreement

Each Fund is a series of the Trust. Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors to manage the investment portfolio of each Fund, reviews and monitors the performance of subadvisors, and recommends changes in the roster of subadvisors to the Trustees as appropriate. The Manager also allocates each Fund’s assets among the Fund’s subadvisors, if applicable, and the portion of the Fund’s assets managed by a subadvisor may be adjusted from time to time in the sole discretion of the Manager. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the subadvisors of the Funds. The Funds, therefore, pay no fees directly to the subadvisors. The Manager also serves as administrator to the Funds pursuant to an administration agreement.

The Manager recommends subadvisors for each Fund to the Trustees of the Trust based upon the Manager’s continuing quantitative and qualitative evaluation of the subad-visors’ skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a subadvisor, and the Manager does not expect to make frequent changes of subadvisors.

At any given time, each subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that subadvisor. Generally, a subadvisor does not provide any services to a Fund under the subadvisory agreement except portfolio investment management and related record-keeping services. A subadvisor or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transactions as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s subadvisor participates. For underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Information about Cadence Capital Management LLC

The following is a description of Cadence, which is based solely on information provided by Cadence. Cadence is not affiliated with the Manager.

Cadence, located at 265 Franklin Street, Boston, Massachusetts 02110, provides advisory services to mutual funds and institutional accounts, including employee benefit plans, college endowment funds and foundations. As of May 31, 2016, Cadence managed approximately $4.0 billion in assets.

Cadence Directors, Officers and Control Persons

As noted above, the Transaction did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies or the services that were previously being provided by Cadence to the Funds. Information about the chief officers, members and direct control persons of Cadence is set forth in the table below. The address of each individual is 265 Franklin Street, Boston, Massachusetts 02110. The address of Pacific Asset Advisors LLC is 700 Newport Center Drive, Newport Beach, California 92660. Cadence is also indirectly controlled by Pacific Life Insurance Company, the parent company of Pacific Asset Advisors LLC, Pacific LifeCorp, the parent company of Pacific Life Insurance Company, and Pacific Mutual Holding Company, the parent company of Pacific LifeCorp.

Name	Title/Position
William Bailey Bannick	Managing Director and Chief Compliance Officer
Michael John Skillman	Managing Director, Chief Executive Officer
Robert Leonard Fitzpatrick	Managing Director
Stephen Charles Demirjian	Managing Director
Robert Edward Ginsberg	Managing Director
James Paul Dokas	Managing Director
Pacific Asset Advisors LLC	Managing Director

Portfolio Managers

William B. Bannick, Robert L. Fitzpatrick, Michael J. Skillman, Robert E. Ginsberg and Stephen C. Demirjian are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. The portfolio managers make investment decisions for each Fund’s portfolio using a consensus approach. Mr. Bannick is a Managing Director and Chief Compliance Officer at Cadence. Mr. Bannick is also Senior Portfolio Manager for the Cadence team and manages separately managed equity accounts for various Cadence institutional clients. Mr. Bannick joined Cadence in 1992. Mr. Fitzpatrick is a Managing Director and Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist and began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick joined Cadence in 1999. Mr. Skillman is a Managing Director and Chief Executive Officer

at Cadence. Mr. Skillman joined Cadence in 1994. Mr. Ginsberg is a Portfolio Manager at Cadence, a position he has held since August 2011, and a Managing Director at Cadence. Previously, Mr. Ginsberg served as a Senior Analyst at INVESCO from September 2008 to July 2011. Mr. Ginsberg was also a Managing Director and Portfolio Manager at Putnam Investments from August 2004 to January 2008. Mr. Demirjian is a Portfolio Manager at Cadence, a position he has held since May 2012, and a Managing Director at Cadence. Mr. Demirjian first joined Cadence Integrity Partners LLC, a subsidiary of Cadence, in November 2010 as Senior Portfolio Manager, Director of Alternative Investments. Previously, Mr. Demirjian was also a Senior Vice President at Columbia Management from September 2009 to November 2010. Mr. Demirjian was also the Founder and Chief Executive Officer at Integrity Capital Management from August 1999 to September 2009.

Other Funds with Similar Investment Objectives Managed by Cadence

Cadence currently acts as an investment advisor or subadvisor with respect to the following other investment companies registered under the 1940 Act with a similar investment objective to that of the Funds.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of June 30, 2016	Fee	Fee Waivers and Reimbursements
SunAmerica Specialty Series Small-Cap Fund	Micro Cap Growth	$23,951,272	0.500%	None

III. Board of Trustees’ Recommendation

At an in-person meeting held on June 22-23, 2016, the Board, and separately a majority of the Independent Trustees, approved (i) the Management Agreement, as amended at any time prior to the date of the meeting, with the Manager for each of AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Emerging Companies Fund and AMG Managers Cadence Mid Cap Fund and (ii) the New Subadvisory Agreements between the Manager and the Subadvisor relating to each Fund. The New Subadvisory Agreements were presented for approval because the Former Subadvisory Agreements between the Manager and the Subadvisor relating to the Funds were expected to terminate in connection with the sale of 100% of the outstanding equity interests in the Subadvisor that occurred June 30, 2016. The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Management Agreement and the New Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 22-23, 2016, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Management Agreement and the New Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Management Agreement and supervising the Subadvisor, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadvisor of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadvisor’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each New Subadvisory Agreement and annual consideration of each New Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor, including at the request of the Board; identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees reviewed information relating to the Transaction and the role of current Subadvisor personnel under each New Subadvisory Agreement following the Transaction and noted that the role of such personnel would be identical. The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each New Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes. The Trustees noted that the Subadvisor has served as investment adviser or subadvisor to the Funds since the Funds commenced operations and that the same personnel would continue to serve as portfolio managers to the Funds.

Performance. As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and the Subadvisor’s Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability. In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the

Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain contractual expense limitations for the Funds.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the entrepreneurial risk undertaken as Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that, effective October 1, 2016, the administrative fee rate paid by each Fund will be reduced and the shareholder servicing fee rate paid by Service Class shares of each Fund will be reduced. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for all of the Funds from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Management Agreement and supervising the Subadvisor. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability. In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of each New Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Subadvisor, including, among others, the indirect benefits that the Subadvisor may receive from the Subadvisor’s relationship with the Funds, including any so-called “fallout benefits” to the Subadvisor, such as reputational value derived from the Subadvisor serving as Subadvisor to the Funds, which bear the Subadvisor’s name. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by the Subadvisor to be a material factor in their deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund, the Investment Manager and the Subadvisor.

AMG Managers Cadence Capital Appreciation Fund

Fund Performance. Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on September 27, 2010), the Trustees noted that the Fund’s performance for Institutional Class shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above, above, below and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000 Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to its Peer Group and the fact that the Fund ranked in the top quartile relative to its Peer Group for the 1-year period, in the second quartile relative to its Peer Group for the 3-year period and in the third quartile relative to its Peer Group for the 5-year period. The Trustees noted the reasons for the Fund’s underperformance relative to the Fund Benchmark and any actions being taken to address such performance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both lower than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through October 1, 2016, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.72%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Cadence Emerging Companies Fund

Fund Performance. Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on September 27, 2010), the Trustees noted that the Fund’s performance for Institutional Class shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell Microcap Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, and noted that the Fund ranked strongly relative to its Peer Group for all relevant time periods, including in the top decile for the 3-year and 5-year periods and in the top quintile for the 1-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through October 1, 2016, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.42%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Board also took into account the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Cadence Mid Cap Fund

Fund Performance. Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on September 27, 2010), the Trustees noted that the Fund’s performance for Institutional Class shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above, above, above and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell Midcap Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to its Peer Group. The Trustees also noted that the Fund ranked in the second quintile relative to its Peer Group for the 1-year and 3-year periods and in the third quintile relative to its Peer Group for 5-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

Advisory and Subadvisory Fees. The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both lower than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through October 1, 2016, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.72%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

*     *     *     *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Management Agreement and each New Subadvisory Agreement: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Management Agreement and each New Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Management Agreement and each New Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 22-23, 2016, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the New Subadvisory Agreements for each Fund.

IV. Additional Information

The Manager serves as investment manager and administrator of the Trust. The Manager is a subsidiary of Affiliated Managers Group, Inc. (“AMG”). AMG Distributors, Inc. (“AMGDI”), a wholly owned subsidiary of the Manager, serves as distributor of each Fund. The Manager and

AMGDI are located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401.

Financial Information

The Funds’ most recent annual and semi-annual reports are available upon request, without charge, by writing to AMG Funds LLC, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, by calling (800) 835-3879, or by accessing our website at www.amgfunds.com.

Shareholders Sharing the Same Address.

A Fund will mail only one copy of this information statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this information statement and you are a holder of record of your shares, please call the Funds at 1-800-835-3879. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this information statement. If in the future you do not want the mailing of information statements to be combined with those of other members of your household, or if you have received multiple copies of this information statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at AMG Funds III, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, or by telephone at 1-800-835-3879, or contact your financial service firm. The Funds undertake to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the document was delivered.

Beneficial Owners and Management Ownership

As of August 30, 2016, the following persons or entities owned of record 5% or more of the outstanding shares of the Funds:

AMG Managers Cadence Capital Appreciation Fund

Name and Address	Number of Shares Owned	Percentage of Class
Investor Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of Its Customers ATT Service Team 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	327,603.982	14.08%
First Clearing, LLC Customer 2801 Market Street St. Louis, Missouri 63103	187,565.433	8.06%
Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	175,170.808	7.53%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	170,163.253	7.31%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	120,974.667	5.20%
Service Class
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	53,640.470	52.57%
UBS WM USA FBO Omni Account M/F Attn: Department Manager 499 Washington Boulevard, 9th Floor Jersey City, New Jersey 07310-2055	25,999.564	25.48%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	9,201.556	9.02%

Name and Address	Number of Shares Owned	Percentage of Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	7,746.483	7.59%
Institutional Class
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	957,426.008	76.18%
First Clearing, LLC Customer 2801 Market Street St. Louis, Missouri 63103	67,453.588	5.37%

AMG Managers Cadence Mid Cap Fund

Name and Address	Number of Shares Owned	Percentage of Class
Investor Class
First Clearing, LLC Customer 2801 Market Street St. Louis, Missouri 63103	344,461.406	10.72%
Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	328,775.420	10.23%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	285,507.249	8.88%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	268,364.529	8.35%
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of Its Customers ATT Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, Florida 32246-6484	231,822.977	7.21%

Name and Address	Number of Shares Owned	Percentage of Class
Service Class
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	303,420.146	64.12%
Lincoln Retirement Services Co. FBO Rockdale Co. BOE 403B P.O. Box 7876 Fort Wayne, Indiana 46801-7876	70,678.800	14.94%
UBS WM USA FBO Omni Account M/F Attn: Department Manager 499 Washington Boulevard, 9th Floor Jersey City, New Jersey 07310-2055	39,717.099	8.39%
Institutional Class
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	245,249.050	27.30%
LPL Financial Omnibus Customer Account 4704 Executive Drive San Diego, California 92121	129,034.562	14.36%
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of Its Customers ATT Service Team 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	119,131.171	13.26%
First Clearing, LLC Customer 2801 Market Street St. Louis, Missouri 63103	119,048.020	13.25%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	97,944.450	10.90%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	84,569.656	9.41%

AMG Managers Cadence Emerging Companies Fund

Name and Address	Number of Shares Owned	Percentage of Class
Service Class
ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002	28,609.643	33.08%
Reliance Trust Company FBO Retirement Plans Serviced by Metlif C/O Fascore LLC 8515 E Orchard Road 2T2 Greenwood Village, Colorado 80111	21,746.040	25.14%
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	9,738.981	11.26%
SEI Private Trust Company C/O First Interstate Bank One Freedom Valley Drive Oaks, Pennsylvania 19456	6,649.647	7.69%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	5,713.107	6.61%
Institutional Class
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	274,630.526	29.00%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	173,261.764	18.29%
National Hockey League Retirement Plan – U.S. 1800 McGill College Avenue, Suite 2600 Montreal, Quebec, Canada H3A 3J6	99,976.603	10.56%

Name and Address	Number of Shares Owned	Percentage of Class
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	82,335.637	8.69%
National Hockey League Unfunded Retirement Plan 1800 McGill College Avenue, Suite 2600 Montreal, Quebec, Canada H3A 3J6	54,058.420	5.71%

As of August 30, 2016, the Trust did not know of any person who beneficially owned 5% or more of the outstanding shares of the Funds.

As of August 31, 2016, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each Fund.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of each Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

September 30, 2016

By Order of the Trustees,

MARK J. DUGGAN
Secretary

THIS PAGE INTENTIONALLY LEFT BLANK

Exhibit A

SUBADVISORY AGREEMENT

Attention: Cadence Capital Management LLC

Re: Subadvisory Agreement

AMG MANAGERS CADENCE CAPITAL APPRECIATION FUND (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

AMG Funds LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Cadence Capital Management LLC (the “Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)	Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)

The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c)	The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)	In doing so, the Subadvisor’s primary responsibility shall be to seek to obtain the best execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)	The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of a administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the
Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the

Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund Account shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on June 30, 2016, and shall continue in effect for two years from June 30, 2016. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at any time without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 60 days’ written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Confidentiality. The Subadvisor shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Subadvisor, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Manager shall treat as confidential all information furnished to the Fund or the Manager by the Subadvisor in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law so long as the Manager provides Subadvisor with prompt notice of such disclosure, if generally available to the public through means other than by disclosure by the Subadvisor or the Manager, or if available from a source other than the Manager, Subadvisor or the Fund.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

AMG FUNDS LLC

BY:	/s/ Jeffrey T. Cerutti

DATE: June 30, 2016

Accepted:

CADENCE CAPITAL MANAGEMENT LLC

BY:	/s/ Michael Skillman

DATE: June 30, 2016

Acknowledged: AMG FUNDS III

BY:	/s/ Keitha L. Kinne

DATE: June 30, 2016

SCHEDULES:     A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, the Manager will pay a base quarterly fee for each calendar quarter at an annual rate of 0.35% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

SUBADVISORY AGREEMENT

Attention: Cadence Capital Management LLC

Re: Subadvisory Agreement

AMG MANAGERS CADENCE MID CAP FUND (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

AMG Funds LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Cadence Capital Management LLC (the “Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)	Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)

The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c)	The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)	In doing so, the Subadvisor’s primary responsibility shall be to seek to obtain the best execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)	The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of a administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund Account shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on June 30, 2016, and shall continue in effect for two years from June 30, 2016. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at any time without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 60 days’ written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Confidentiality. The Subadvisor shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Subadvisor, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Manager shall treat as confidential all information furnished to the Fund or the Manager by the Subadvisor in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law so long as the Manager provides Subadvisor with prompt notice of such disclosure, if generally available to the public through means other than by disclosure by the Subadvisor or the Manager, or if available from a source other than the Manager, Subadvisor or the Fund.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

AMG FUNDS LLC

BY:	/s/ Jeffrey T. Cerutti

DATE: June 30, 2016

Accepted:

CADENCE CAPITAL MANAGEMENT LLC

BY:	/s/ Michael Skillman

DATE: June 30, 2016

Acknowledged:

AMG FUNDS III

BY:	/s/ Keitha L. Kinne

DATE: June 30, 2016

SCHEDULES:     A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, the Manager will pay a base quarterly fee for each calendar quarter at an annual rate of 0.35% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

SUBADVISORY AGREEMENT

Attention: Cadence Capital Management LLC

Re: Subadvisory Agreement

AMG MANAGERS CADENCE EMERGING COMPANIES FUND (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

AMG Funds LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Cadence Capital Management LLC (the “Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)	Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)

The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c)	The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)	In doing so, the Subadvisor’s primary responsibility shall be to seek to obtain the best execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)	The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of a administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund Account shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on June 30, 2016, and shall continue in effect for two years from June 30, 2016. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at any time without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 60 days’ written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Confidentiality. The Subadvisor shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Subadvisor, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Manager shall treat as confidential all information furnished to the Fund or the Manager by the Subadvisor in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law so long as the Manager provides Subadvisor with prompt notice of such disclosure, if generally available to the public through means other than by disclosure by the Subadvisor or the Manager, or if available from a source other than the Manager, Subadvisor or the Fund.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

AMG FUNDS LLC

BY:	/s/ Jeffrey T. Cerutti

DATE: June 30, 2016

Accepted:

CADENCE CAPITAL MANAGEMENT LLC

BY:	/s/ Michael Skillman

DATE: June 30, 2016

Acknowledged: AMG FUNDS III

BY:	/s/ Keitha L. Kinne

DATE: June 30, 2016

SCHEDULES:     A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, the Manager will pay a base quarterly fee for each calendar quarter at an annual rate of 1.05% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.